Asset Impairment	12 Months Ended
Dec. 31, 2014
Asset Impairment
Asset Impairment

20. Asset Impairment

        We periodically dispose of aircraft from our fleet held for use prior to the conclusion of their economic useful life through either a sale or part-out. As part of the recoverability assessment of our fleet, management assesses potential transactions and the likelihood that each individual aircraft will continue to be held for use as part of our leased fleet or if the aircraft will be disposed of through either a sale or part-out. If management determines that it is more likely than not that an aircraft will be disposed of through either a sale or part-out as a result of a potential transaction, a recoverability assessment is performed by comparing the carrying amount of the aircraft to the estimated future undiscounted cash flows expected to be generated by the aircraft. If the future undiscounted cash flows are less than the aircraft carrying amount, the aircraft is impaired and is re-measured to fair value in accordance with our Fair Value Policy. See Note 26—Fair Value Measurements. The difference between the fair value and the carrying amount of the aircraft is recognized as an impairment or fair value adjustment in our Consolidated Statements of Operations. Further, if the aircraft meets the criteria to be classified as Flight equipment held for sale, we will reclassify the aircraft from Flight equipment into Flight equipment held for sale (subsequent to recording any necessary impairment charges or fair value adjustments).

Successor

        Successor recorded impairments of $7.2 million for the period beginning February 5, 2014 and ending December 31, 2014, primarily related to six Boeing 757-200 aircraft that were returned early from our lessees, and four engines and one airframe, which were parted-out subsequent to the AerCap Transaction. The impairment was recognized as the net book values were no longer supported based on the latest cash flow estimates.

Predecessor

Aircraft Impairment Charges on Flight Equipment Held for Use

Year ended December 31, 2013

        During the year ended December 31, 2013, Predecessor recorded impairment charges of $1.2 billion relating to 44 aircraft, primarily in connection with its third quarter of 2013 recoverability assessment whereby Predecessor concluded that the net book values of certain four-engine widebody aircraft in its fleet were no longer supportable based upon the latest cash flow estimates because the estimated holding periods were not likely to be as long as previously anticipated. The increasing number of aircraft operators looking to completely or partially replace their Airbus A340s and Boeing 747s is expected to increase the available supply of these aircraft types and diminish future lease placement opportunities. Sustained high fuel prices, the introduction of more fuel-efficient aircraft, and the success of competing aircraft models have resulted in a shrinking operator base for these aircraft types. These factors along with the latest updates to airline fleet plans and recent efforts to remarket these aircraft informed the Predecessor's conclusions. Approximately $1.0 billion of the $1.2 billion of impairment charges recorded for the year ended December 31, 2013, resulted from the four-engine widebody aircraft and in particular the Airbus A340-600s, which has a limited operator base.

        In connection with our recoverability assessment of aircraft performed in the third quarter of 2013, Predecessor re-assessed the estimated holding period for certain aircraft types and, as a result, changed the estimated economic useful life of 55 aircraft in its fleet, including 32 aircraft that were impaired during the third quarter of 2013. In the fourth quarter of 2013, Predecessor started depreciating these aircraft using the straight-line method over their estimated remaining revised useful lives. This change accelerates the overall depreciation expense on these aircraft but will be partially offset by the reduction in the carrying values of the 32 aircraft for which impairment charges were recorded during the third quarter of 2013. These changes, absent any other changes to the carrying value of these aircraft in the ordinary course of business, would result in an increase in Predecessor 2014 depreciation expense for these aircraft of approximately $23 million. Beginning in 2015, depreciation expense for these aircraft is expected to decrease as these aircraft begin to reach the end of their respective estimated useful lives.

Year ended December 31, 2012

        During the year ended December 31, 2012, Predecessor recorded impairment charges aggregating $102.7 million relating to ten aircraft. Of the $102.7 million in impairment charges recognized, $100.2 million related to the recurring recoverability assessments, and $2.5 million related to the repossession and early return of one aircraft that was leased to an airline that ceased operations during the year ended December 31, 2012.

Aircraft Impairment Charges and Fair Value Adjustments on Flight Equipment Sold or to be Disposed

        We reported the following impairment charges and fair value adjustments on flight equipment sold or to be disposed for the period beginning January 1, 2014 and ending May 13, 2014 and during the years ended December 31, 2013, and 2012:

	Predecessor
					Years Ended December 31,
	Period beginning January 1, 2014 and ending May 13, 2014
					2013			2012
(Dollars in millions)	Aircraft Impaired or Adjusted		Impairment Charges and Fair Value Adjustments		Aircraft Impaired or Adjusted	Impairment Charges and Fair Value Adjustments		Aircraft Impaired or Adjusted	Impairment Charges and Fair Value Adjustments
Impairment charges and fair value adjustments on aircraft likely to be sold or sold (including sales-type leases)	3		$21.2		19	$95.0	(a)	10	$43.3
Fair value adjustments on held for sale aircraft sold or transferred from held for sale back to flight equipment	—		—		—	—		4	4.1
Impairment charges on aircraft intended to be or designated for part-out	9	(b)	28.0	(c)	25	143.6	(c)	12	42.3	(c)

Total impairment charges and fair value adjustments on flight equipment	12		$49.2		44	$238.6		26	$89.7

(a)

Includes charges relating to 11 aircraft that met the criteria to be classified as Flight equipment held for sale, and were reclassified into Flight equipment held for sale. During the year ended December 31, 2013, ten of these aircraft were sold to a third party and one of these aircraft was converted to a finance and sales-type lease.

(b)	Four of the nine aircraft were impaired twice during the period beginning January 1, 2014 and ending May 13, 2014.
(c)

Includes charges relating to four engines for the period beginning January 1, 2014 and ending May 13, 2014, seven engines for the year ended December 31, 2013 and 13 engines for the year ended December 31, 2012.